EXHIBIT 10.35

                      REVOLVING CREDIT PROMISSORY NOTE


$1,250,000.00                                    October 31, 1995

For value received MIDCOAST ENERGY RESOURCES, INC., (hereinafter called "Maker" whether one or more) promises to pay to the order of AMERICAN NATIONAL BANK, ("Payee") at its office in Corpus Christi, Nueces County, Texas, in lawful money of the United States the sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS, or so much thereof as may be advanced and unpaid hereon from time to time, together with interest on the unpaid principal balance hereon outstanding from time to time prior to maturity at a rate which is the lesser from time to time of: (i) a variable rate which is one and one-half percent (1.5%) per annum ABOVE THE REFERENCE RATE as such varies from time to time, such variable rate to change at the same time and with changes in the said Reference Rate; or (ii) the maximum legal rate which may be lawfully contracted for, charged or received hereon from time to time under applicable law; or
(iii) 24% per annum. The term "Reference Rate" shall mean that variable rate of interest per annum established by American National Bank ("Reference Bank") from time to time as its "base rate". Such rate is set by the Reference Bank as a general reference rate of interest, taking into account such factors as the Reference Bank may deem appropriate, it being understood that many of the Reference Bank's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Reference Bank may make various commercial or other loans at rates of interest having no relationship to such rate. In the event that Reference Bank does not have a rate designated by it as its "base rate", then the "Reference Rate" under the note shall be deemed to be the variable rate of interest per annum which is the general reference rate designated by Reference Bank as its "prime rate", "reference rate", or other similar rate and which is comparable to the Reference Rate as described above. Any banking association into which the Reference Bank may be converted or merged, or with which it may be consolidated, or to which it might sell or transfer its banking business and assets as a whole or substantially as a whole, or any banking association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become successor Reference Bank hereunder.

All interest rates hereunder shall be computed on a full calendar year (365/366 days) basis. Article 5069 Chapter 15 V.A.T.S. shall not in any event apply to the loan evidenced hereby. After maturity hereof, unpaid principal and accrued interest shall bear interest from maturity until paid at the rate of eighteen percent (18%) per annum, calculated on a full calendar year basis.

Principal shall be due and payable on or before November 1, 1998, and also monthly payments, if any, shall be made as required under a Revolving Credit Agreement of even date herewith. Accrued interest shall be due and payable on a monthly basis commencing December 1, 1995, and on the same day of each succeeding month thereafter, and at maturity.

All payments hereon shall be first applied to accrued interest with the remainder, if any, applied to unpaid principal. Principal and accrued interest may be prepaid in whole or in part from time to time without penalty or premium.

This note evidences funds to be advanced to Maker pursuant to a Revolving Credit Agreement of even date. Payment hereof is secured and guaranteed as set forth in such Agreement.

This note shall evidence the Maker's, endorsers', sureties' and guarantors' joint and several obligation to pay all advances, together with interest thereon, made by Payee to Maker or for Maker's account. Interest shall accrue on principal only from the date advanced until paid.

The Maker and all endorsers, guarantors and sureties hereof authorize Payee from time to time to make advances to the Maker hereof without any requirement that Payee notify them or any of them of such advances, provided the total principal owing hereunder shall not exceed at any one time the face amount of this note. The amount owing hereunder at any given time shall be determined by the total of all advances made less any principal payments made plus the unpaid accrued interest thereon as determined by the provisions hereof.

At the option of the holder hereof, the maturity of this note may be accelerated and all unpaid amounts of principal and accrued interest shall become immediately due and payable, without presentment or demand or notice to any person obligated as Maker or any other person obligated hereon, upon the occurrence of any of the following events: default in the payment of any indebtedness or any part thereof owing to holder by any person obligated as Maker or any other person obligated hereon, whether evidenced by this note or otherwise; or failure to perform or keep any of the conditions and covenants contained in any document given to secure indebtedness owing to holder by any person obligated as Maker or any other person obligated hereon or any document evidencing loan agreements made in connection herewith; or insolvency or making of any general assignment for the benefit of creditors by any person obligated as Maker or any other person obligated hereon; or the filing of any petition or commencement of any proceeding by or against any person obligated as Maker or any other person obligated hereon for any relief, discharge, rearrangement, reorganization or otherwise under any bankruptcy or insolvency laws; or the levying on, seizure or freezing of any account of any person obligated as Maker or any other person obligated hereon by any agency or instrumentality of the State or Federal government; or the issuance of any writ of attachment or garnishment relating to or affecting any of the property or assets of any person obligated as Maker or any other person obligated hereon; or if the holder hereof in good faith deems itself insecure.

Maker and all sureties, endorsers and guarantors of this note hereby severally waive demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intention to accelerate maturity, notice of acceleration of maturity, and all other notice, and diligence in collecting this note or filing suit thereon or enforcing any security given therefor, and agree to any substitution, exchange or release of any security now or hereafter given for this note or the release of any party primarily or secondarily liable hereon. Maker and all sureties, endorsers and guarantors of this note further severally agree that it will not be necessary for the payee or any holder hereof, in order to enforce payment of this note, to first institute or exhaust its remedies against any person obligated as Maker or other party liable therefor or to enforce its rights against any security for this note and hereby consent to the renewal and extension or modification from time to time of this note (regardless of the number or length of time of the renewals, extensions or modifications), and to any other indulgence with respect hereto, without notice of any such renewal, extension, modification or indulgence. All persons obligated hereon, whether as a maker, endorser, surety, guarantor or otherwise, shall be jointly and severally liable for repayment of the indebtedness evidenced by or arising under this note.

In the event that this note is placed into the hands of an attorney for collection, or if collected through probate, bankruptcy or other judicial proceedings, then there shall be additionally owing hereon all expenses and costs of collection, including reasonable attorney's fees.

It is expressly provided and stipulated that, notwithstanding any provision of this Note or any loan agreement or in any deed of trust, assignment, security agreement or other agreement securing payment of this note, in no event shall the aggregate of all interest paid by the Maker to the holder hereof or contracted for, chargeable or receivable hereunder ever exceed the maximum legal rate of interest which may lawfully be charged Maker under the laws of the State of Texas or the United States (whichever may permit the higher rate) on the principal balance of this note from time to time advanced and remaining unpaid. In this connection, it is expressly stipulated and agreed that it is the intent of the payee and the Maker in the execution and delivery of this note to contract in strict compliance with usury laws of the State of Texas or the United States (whichever may permit the higher rate). In the event said maximum legal rate is calculated under Texas statutes, the applicable rate ceiling (maximum rate) shall be the indicated (weekly) rate ceiling from time to time in effect, as provided in Article 5069-1.04 V.A.T.S., as amended. In furtherance thereof, none of the terms of this note or any loan agreement or in any deed of trust, assignment, security agreement or other agreement securing payment of this note, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum legal interest rate permitted to be charged to the Maker under such laws. The Maker or any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this note shall never be liable for interest in excess of the maximum interest that may lawfully be charged under such laws, and the provisions of this paragraph shall govern over all other provisions of this note or any loan agreement or any deed of trust, assignment, security agreement or other agreement securing payment of this note, should such provisions be in apparent conflict herewith. All sums paid or agreed to be paid to payee or the holder of this note for the use, forbearance or detention of the indebtedness of Maker under the terms of this note or otherwise shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest with respect to such indebtedness is uniform throughout the term hereof, and, in conjunction therewith, if the loan evidenced by this note should ever be deemed to consist of two or more loans, then any sum paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Maker to payee under the terms of this note which is deemed to be excessive interest with respect to one or more of such loans shall be allocated to the loans for which a maximum lawful rate of interest has not been contracted for, charged or received or for which no maximum rate of interest exists.

NOTICE TO BORROWER: THIS LOAN IS PAYABLE IN FULL ON NOVEMBER 1,
1998. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND
UNPAID ACCRUED INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME.

MIDCOAST ENERGY RESOURCES, INC.



By:
     Stevens G. Herbst
     Executive Vice President


                      REVOLVING CREDIT AGREEMENT


This Agreement, made this 31st day of October, 1995, among AMERICAN NATIONAL BANK ("Lender"), and MIDCOAST ENERGY RESOURCES, INC. ("Borrower"), whose address is 1100 Louisiana, Suite 3030, Houston, Texas 77002 and STEVENS G. HERBST, KENNETH B. HOLMES, JR. and DAN
C. TUTCHER (the "Guarantors"); WITNESSETH:

SECTION ONE: LINE OF CREDIT

1.01 Amount. Subject to the further terms and provisions hereof, Lender agrees to and does hereby grant to and establish in favor of Borrower a reducing line of credit under which Lender shall be committed to make loans or advances to Borrower from time to time. The line of credit shall initially be in the amount of $1,250,000.00; however on December 1, 1995 and on the first day of each month thereafter the amount of available credit on the line of credit shall reduce by $20,833.00 per month.

1.02 Term. The term of the line of credit shall be until November 1, 1998, and on and after such date the Borrower shall not be entitled to any further advances on the line of credit; and on such date shall repay all amounts then owing on the line of credit.

1.03 Repayment. Principal advanced and owing under the line of credit shall be repayable in accordance with the terms hereof, but in any event on November 1, 1998. Also, on the first day of each month the Borrower shall make such principal payment, if any, as may be necessary to cause the outstanding principal balance to not exceed the amount of credit then available, as reduced on such date. Interest accrued and owing on advanced and unpaid principal shall be due and payable monthly on the first day of each month and at maturity. In order to evidence the obligation to repay Lender all advances, together with interest thereon, made by Lender pursuant to the said line of credit, Borrower shall execute and deliver to Lender a promissory note in the form attached hereto as EXHIBIT "A". The line of credit shall be repaid in accordance with such note.

1.04 Interest Rate. All amounts advanced hereunder on the line of credit loan shall bear interest, prior to maturity from the date advanced until repaid, at a variable rate which is to be determined from time to time and which is equal to one and one-half percent (1.5%) per annum above the Lender's "base rate" as such base rate changes from time to time, not to exceed the legal maximum that may be paid by Borrower, and as otherwise set forth in the said form of promissory note. After maturity, all unpaid principal and all past due interest shall bear interest until paid at the rate set forth in said note.

1.05 Conditions Precedent. The performance of every covenant to be performed by Borrower and Guarantors, and the truth of every representation made by Borrower and Guarantors, shall be a condition precedent to each and every advance to be made by Lender under the terms hereof, or to any other obligation whatsoever of Lender under the terms hereof; and, Lender shall not be required to make any advance to Borrower at a time that any of Borrower or the Guarantors are then in default on any obligation to Lender, or in default hereunder or under any instrument executed pursuant hereto.

SECTION TWO: FUNDING AND ADVANCES

2.01 Funding. Advances on the line of credit shall be made as and when requested by Borrower; provided Borrower shall not be entitled to any advances which would cause the principal balance on the said Note to exceed the amount of credit then available (as such has been reduced) on the line of credit.


SECTION THREE: SECURITY, GUARANTEES

3.01 Collateral. The line of credit provided hereunder and all other indebtedness now or hereafter owing by Borrower to Lender shall be secured by first liens on all present and future contracts and contract rights for the transportation of hydrocarbons related to and pertaining to those eight pipeline systems described on EXHIBIT "B" hereto attached, and all contracts and contract rights for the purchase and/or sale of hydrocarbons in the Clemens Dome and Conway pipeline systems described on EXHIBIT "B", and all accounts receivable now or hereafter owing to Borrower arising out of or related to said contracts.

3.02 Guarantees. All amounts now or hereafter owing to Lender by Borrower shall be jointly and severally guaranteed by each of the Guarantors on a form of guaranty normally used by Lender.

3.03 Negative Pledge. For so long as any indebtedness remains owing by Borrower to Lender under the line of credit, Borrower agrees that it will keep the pipeline systems described on EXHIBIT "B" free and clear of all liens and encumbrances, and will not pledge or mortgage said pipeline systems to any third party. Borrower warrants and represents that said pipeline systems are free and clear of all liens and encumbrances.
SECTION FOUR: FURTHER COVENANTS, CONDITIONS AND REPRESENTATIONS

4.01 Representations. In addition to the other covenants and representations herein, Borrower makes the following representations, covenants, or agreements to Lender, which representations, covenants, or agreements Borrower covenants to keep during the time that any indebtedness to be loaned to Borrower pursuant hereto remains unpaid (including renewals and extensions), to-wit:

(a)That it is a corporation duly organized and existing under the laws of the State of Nevada;

(b)That it is authorized to execute this Agreement and the various instruments to be executed pursuant hereto;

(c)That it has corporate authority and power to own its property and conduct its business as it is currently carried on;

(d)That the performance of its obligations under this Agreement will not conflict with any provision of law, nor with the Articles of Incorporation and Bylaws of the corporation, nor with any contractual agreement binding on the corporation;

(e)That it will pay all taxes, assessments and other liabilities, as and when same become due except as they are contested in good faith;

(f)That it will not become a party to any merger or consolidation except as approved in writing by Lender; and

(g) Except for loans to or guarantee of loans to a subsidiary, that it will not become a guarantor or surety, or pledge its credit on any undertaking of another, or make any loans or advances to any other, except trade credit extended in the normal course of business.

4.02 Financial Condition. Each of the Borrower and the Guarantors represents that, at the present time, it or he is not a party to any material pending or threatened litigation, nor a party to any proceeding or action for the assessment or collection of a material amount of additional taxes, and that it or he does not know of any material contingent liabilities not provided for or disclosed in the financial statements heretofore provided Lender. Each of Borrower and the Guarantors also represents to Lender that the latest financial statements furnished heretofore to Lender fairly represent its or his financial condition for the period as of the date stated, all in accordance with generally accepted accounting principles consistently applied; and that no substantial adverse changes have occurred since the date of the last financial statement furnished to Lender.

4.03 Financial Statements of Borrower. Borrower shall keep proper books of record and account in which complete and correct entries shall be made of Borrower's transactions in accordance with generally accepted accounting principles and shall furnish or cause to be furnished to Lender unaudited quarterly financial statements within forty-five (45) days after the end of each month, and a yearly audited financial statement within ninety (90) days of the end of the fiscal year, such financial statements to be certified by the chief financial officer of Borrower. Each such financial statement shall include a balance sheet, cash flow statement and contingent liabilities, and be in a form suitable to the Lender.

4.04 Tax Returns. A copy of each Federal income tax return of Borrower shall be furnished to Lender within 30 days after such is filed.

4.05 Financial Statements of Guarantors. Each of the Guarantors shall furnish Lender within one hundred twenty (120) days after the end of each year financial statements, prepared in accordance with generally accepted accounting principles, relative to each Guarantor individually. Each such financial statement shall include a balance sheet, cash flow statement and contingent liabilities, shall be in a form suitable to the Lender, and shall be signed by the Guarantor.

SECTION FIVE: DEFAULT

5.01 Events of Default. In addition to any other provision for acceleration of maturity contained in notes and collateral instruments to be executed by Borrower, Lender at its election may declare all sums owing by Borrower immediately due and payable upon the happening of any of the following events:

(a)Lender shall determine that any material representation or warranty by Borrower or by any Guarantor herein or elsewhere contained, or any material representation or warranty contained in any collateral instruments required hereunder shall not be correct in any respect;

(b)Default by Borrower or by any Guarantor in the payment of any obligation owing Lender;

(c)Failure of Borrower or any Guarantor to timely perform any act or duty or furnish any report required under the terms of this Agreement or under the terms of any note, security agreement or other instrument to be executed pursuant hereto; or

(d)Failure of Borrower to effect a reduction of principal indebtedness by reason of a decrease in the line of credit as required in SECTION 1.03 hereof.

SECTION SIX: MISCELLANEOUS

6.01 Survival of Representations. All representations, covenants or warranties of Borrower and any Guarantor shall survive the execution and delivery of this Agreement and any notes, security agreements or other instruments executed and delivered pursuant hereto; and no investigation by Lender, nor information it might have determined from any other source available to it, shall diminish or otherwise affect the right of Lender to rely on such representations and warranties and to enforce same.

6.02 Non-Merger. The covenants contained in the instruments made a part hereof by reference which are to be executed from time to time in connection with this loan are expressly adopted as covenants between the parties hereto as a part of this Agreement. The provisions of this Agreement shall not be merged into the execution of any note, mortgage or other instrument executed pursuant hereto, but shall continue to define the relationship of the parties hereto even after the execution of such instruments. The covenants contained in this Agreement are not in lieu of covenants contained in the instruments to be executed in connection herewith even though they may pertain to the same subject matters; rather, said covenants shall be cumulative of each other and shall be construed so as to not result in a conflict of terms, if possible, and only if a conflict cannot be so avoided will it then be considered that the express provisions of this Agreement shall be given controlling effect.

6.03 Assignability. The rights of Borrower hereunder shall not be assignable without the express prior written consent of Lender. Lender shall have the right to assign its rights hereunder and assign any and all notes executed in favor of Lender hereunder, as well as the right to assign undivided interests therein.

6.04 Non-Waiver. No delay on the part of Lender or its assigns in the exercise of any rights shall operate as a waiver, nor shall any single or partial exercise of any right preclude the other or additional exercise of any right. In the event of any default, Lender may enforce its security interests as to such collateral as it may elect. Its election to foreclose its lien on a particular collateral shall not be a waiver of its right to foreclose its lien in any other collateral. Only when all indebtedness owing Lender by Borrower has been fully paid will Lender ever be required to release any collateral.

6.05 Amendment. This Agreement shall not be amended except in writing signed by the parties.

6.06 Other Documents. In addition to the instruments specifically mentioned herein, Borrower shall execute and deliver such other and further documents deemed necessary by Lender to evidence and secure the indebtedness of Borrower to Lender contemplated herein, and to otherwise effect the transactions herein contemplated.

6.07 Expenses. Borrower agrees to pay all reasonable expenses and fees, including attorneys' fees, incurred by Lender in connection with the making of the loan referred to herein as well as all other reasonable expenses incurred by Lender in connection herewith.

6.08 Certificates. Prior to the first advance hereunder, Borrower shall furnish Lender certified copies of resolutions adopted by its Board of Directors authorizing or ratifying Borrower's entering into this Agreement and the transactions herein contemplated; and shall also furnish a certificate of good standing from the State Comptroller.

6.09 Binding. This Agreement shall be binding on the parties hereto, and their respective heirs, representatives, successors and assigns; and shall inure to the benefit of Borrower and of Lender and Lender's successors and assigns.

EXECUTED in multiple originals the date first set forth above.

THIS WRITTEN LOAN AGREEMENT AND THE PROMISSORY NOTES, SECURITY AGREEMENTS, GUARANTY AGREEMENTS AND OTHER LOAN DOCUMENTS EXECUTED BY THE PARTIES REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:                                LENDER:
MIDCOAST ENERGY RESOURCES, INC.          AMERICAN NATIONAL BANK



By:                                       By:
     Stevens G. Herbst                       Charles A. Brett
     Executive Vice President                Senior Lending Officer

GUARANTORS:



Stevens G. Herbst



Kenneth B. Holmes, Jr.



Dan C. Tutcher

                               EXHIBIT "A"

              PIPELINE SYSTEMS OF MIDCOAST ENERGY RESOURCES, INC.


DESCRIPTION OF PIPELINE SYSTEMS:

1. Burnet (Long Mountain) - A 7,000 ft. pipeline, located in Burnet County, Texas, which connects a Seminole Pipeline Company LPG mainline pump station to Lone Star Gas Company's intrastate gas pipeline, through which 100% of Seminole's gas requirements are met.

2. Cat Springs - A 8,500 ft. pipeline, located in Austin County,
Texas, which connects a Seminole Pipeline Company LPG mainline pump station to Tennessee Gas Pipeline Company's interstate gas pipeline, through which 100% of Seminole's gas requirements are met.

3. Clemens Dome - A 500 ft. pipeline, located in Brazoria County,
Texas, which connects a Seminole Pipeline Company LPG mainline pump station to Phillips Natural Gas Company's Seagas Pipeline, through which 100% of Seminole's gas requirements are met.

4. Stratton Ridge - A 8,500 ft. pipeline, located in Brazoria County, Texas, which connects a Seminole Pipeline Company LPG mainline pump station to Amoco Natural Gas Company's intrastate gas pipeline, through which 100% of Seminole's gas requirements are transported.

5. Turkey Creek (Beasley) - A 15 mile pipeline, located in Fort Bend County, Texas which delivers 100% of the gas requirements of a Seminole Pipeline Company LPG mainline pump station from the Gulf Coast Natural Gas Gathering pipeline. The system also sells small volumes of gas to a local rice farmer. In addition, the system gathers, transports, and redelivers certain volumes of gas to Gulf Coast Natural Gas Company.

6. Owens Corning - A 3,300 ft. pipeline, located in Wyandotte County, Kansas, which connects the Owens Corning Fiberglas Plant to Williams Natural Gas Company's interstate gas pipeline, through which 100% of Owens Corning's gas requirements are transported.

7. Conway - A 50 ft. pipeline, located in Rice County, Kansas, which connects a MAPCO, Inc. LPG Fractionator to Williams Natural Gas Company's interstate gas pipeline through which 100% of MAPCO's Conway Fractionation Facility gas requirements are met.
8. Westlake Pipeline - A 1.3 mile pipeline, located in Calcasieu Parish, Louisiana, which connects Sabine Pipeline, in Lake Charles, Louisiana, to Westlake Petrochemical's HDPE manufacturing facility.

                         REVOLVING CREDIT AGREEMENT


This Agreement, made this 31st day of October, 1995, among AMERICAN NATIONAL BANK ("Lender"), and MIDCOAST ENERGY RESOURCES, INC. ("Borrower"), whose address is 1100 Louisiana, Suite 3030, Houston, Texas 77002 and STEVENS G. HERBST, KENNETH B. HOLMES, JR. and DAN
C. TUTCHER (the "Guarantors"); WITNESSETH:

SECTION ONE: LINE OF CREDIT

1.01 Amount. Subject to the further terms and provisions hereof, Lender agrees to and does hereby grant to and establish in favor of Borrower a reducing line of credit under which Lender shall be committed to make loans or advances to Borrower from time to time. The line of credit shall initially be in the amount of $1,250,000.00; however on December 1, 1995 and on the first day of each month thereafter the amount of available credit on the line of credit shall reduce by $20,833.00 per month.

1.02 Term. The term of the line of credit shall be until November 1, 1998, and on and after such date the Borrower shall not be entitled to any further advances on the line of credit; and on such date shall repay all amounts then owing on the line of credit.

1.03 Repayment. Principal advanced and owing under the line of credit shall be repayable in accordance with the terms hereof, but in any event on November 1, 1998. Also, on the first day of each month the Borrower shall make such principal payment, if any, as may be necessary to cause the outstanding principal balance to not exceed the amount of credit then available, as reduced on such date. Interest accrued and owing on advanced and unpaid principal shall be due and payable monthly on the first day of each month and at maturity. In order to evidence the obligation to repay Lender all advances, together with interest thereon, made by Lender pursuant to the said line of credit, Borrower shall execute and deliver to Lender a promissory note in the form attached hereto as EXHIBIT "A". The line of credit shall be repaid in accordance with such note.

1.04 Interest Rate. All amounts advanced hereunder on the line of credit loan shall bear interest, prior to maturity from the date advanced until repaid, at a variable rate which is to be determined from time to time and which is equal to one and one-half percent (1.5%) per annum above the Lender's "base rate" as such base rate changes from time to time, not to exceed the legal maximum that may be paid by Borrower, and as otherwise set forth in the said form of promissory note. After maturity, all unpaid principal and all past due interest shall bear interest until paid at the rate set forth in said note.

1.05 Conditions Precedent. The performance of every covenant to be performed by Borrower and Guarantors, and the truth of every representation made by Borrower and Guarantors, shall be a condition precedent to each and every advance to be made by Lender under the terms hereof, or to any other obligation whatsoever of Lender under the terms hereof; and, Lender shall not be required to make any advance to Borrower at a time that any of Borrower or the Guarantors are then in default on any obligation to Lender, or in default hereunder or under any instrument executed pursuant hereto.

SECTION TWO: FUNDING AND ADVANCES

2.01 Funding. Advances on the line of credit shall be made as and when requested by Borrower; provided Borrower shall not be entitled to any advances which would cause the principal balance on the said Note to exceed the amount of credit then available (as such has been reduced) on the line of credit.

SECTION THREE: SECURITY, GUARANTEES

3.01 Collateral. The line of credit provided hereunder and all other indebtedness now or hereafter owing by Borrower to Lender shall be secured by first liens on all present and future contracts and contract rights for the transportation of hydrocarbons related to and pertaining to those eight pipeline systems described on EXHIBIT "B" hereto attached, and all contracts and contract rights for the purchase and/or sale of hydrocarbons in the Clemens Dome and Conway pipeline systems described on EXHIBIT "B", and all accounts receivable now or hereafter owing to Borrower arising out of or related to said contracts.

3.02 Guarantees. All amounts now or hereafter owing to Lender by Borrower shall be jointly and severally guaranteed by each of the Guarantors on a form of guaranty normally used by Lender.

3.03 Negative Pledge. For so long as any indebtedness remains owing by Borrower to Lender under the line of credit, Borrower agrees that it will keep the pipeline systems described on EXHIBIT "B" free and clear of all liens and encumbrances, and will not pledge or mortgage said pipeline systems to any third party. Borrower warrants and represents that said pipeline systems are free and clear of all liens and encumbrances.

SECTION FOUR: FURTHER COVENANTS, CONDITIONS AND REPRESENTATIONS

4.01 Representations. In addition to the other covenants and representations herein, Borrower makes the following representations, covenants, or agreements to Lender, which representations, covenants, or agreements Borrower covenants to keep during the time that any indebtedness to be loaned to Borrower pursuant hereto remains unpaid (including renewals and extensions), to-wit:

(a)That it is a corporation duly organized and existing under the laws of the State of Nevada;

(b)That it is authorized to execute this Agreement and the various instruments to be executed pursuant hereto;

(c)That it has corporate authority and power to own its property and conduct its business as it is currently carried on;

(d)That the performance of its obligations under this Agreement will not conflict with any provision of law, nor with the Articles of Incorporation and Bylaws of the corporation, nor with any contractual agreement binding on the corporation;

(e)That it will pay all taxes, assessments and other liabilities, as and when same become due except as they are contested in good faith;

(f)That it will not become a party to any merger or consolidation except as approved in writing by Lender; and

(g)Except for loans to or guarantee of loans to a subsidiary, that it will not become a guarantor or surety, or pledge its credit on any undertaking of another, or make any loans or advances to any other, except trade credit extended in the normal course of business.

4.02 Financial Condition. Each of the Borrower and the Guarantors represents that, at the present time, it or he is not a party to any material pending or threatened litigation, nor a party to any proceeding or action for the assessment or collection of a material amount of additional taxes, and that it or he does not know of any material contingent liabilities not provided for or disclosed in the financial statements heretofore provided Lender. Each of Borrower and the Guarantors also represents to Lender that the latest financial statements furnished heretofore to Lender fairly represent its or his financial condition for the period as of the date stated, all in accordance with generally accepted accounting principles consistently applied; and that no substantial adverse changes have occurred since the date of the last financial statement furnished to Lender.

4.03 Financial Statements of Borrower. Borrower shall keep proper books of record and account in which complete and correct entries shall be made of Borrower's transactions in accordance with generally accepted accounting principles and shall furnish or cause to be furnished to Lender unaudited quarterly financial statements within forty-five (45) days after the end of each month, and a yearly audited financial statement within ninety (90) days of the end of the fiscal year, such financial statements to be certified by the chief financial officer of Borrower. Each such financial statement shall include a balance sheet, cash flow statement and contingent liabilities, and be in a form suitable to the Lender.

4.04 Tax Returns. A copy of each Federal income tax return of Borrower shall be furnished to Lender within 30 days after such is filed.

4.05 Financial Statements of Guarantors. Each of the Guarantors shall furnish Lender within one hundred twenty (120) days after the end of each year financial statements, prepared in accordance with generally accepted accounting principles, relative to each Guarantor individually. Each such financial statement shall include a balance sheet, cash flow statement and contingent liabilities, shall be in a form suitable to the Lender, and shall be signed by the Guarantor.

SECTION FIVE: DEFAULT

5.01 Events of Default. In addition to any other provision for acceleration of maturity contained in notes and collateral instruments to be executed by Borrower, Lender at its election may declare all sums owing by Borrower immediately due and payable upon the happening of any of the following events:

(a)Lender shall determine that any material representation or warranty by Borrower or by any Guarantor herein or elsewhere contained, or any material representation or warranty contained in any collateral instruments required hereunder shall not be correct in any respect;

(b)Default by Borrower or by any Guarantor in the payment of any obligation owing Lender;

(c)Failure of Borrower or any Guarantor to timely perform any act or duty or furnish any report required under the terms of this Agreement or under the terms of any note, security agreement or other instrument to be executed pursuant hereto; or

(d)Failure of Borrower to effect a reduction of principal indebtedness by reason of a decrease in the line of credit as required in SECTION 1.03 hereof.

SECTION SIX: MISCELLANEOUS

6.01 Survival of Representations. All representations, covenants or warranties of Borrower and any Guarantor shall survive the execution and delivery of this Agreement and any notes, security agreements or other instruments executed and delivered pursuant hereto; and no investigation by Lender, nor information it might have determined from any other source available to it, shall diminish or otherwise affect the right of Lender to rely on such representations and warranties and to enforce same.

6.02 Non-Merger. The covenants contained in the instruments made a part hereof by reference which are to be executed from time to time in connection with this loan are expressly adopted as covenants between the parties hereto as a part of this Agreement. The provisions of this Agreement shall not be merged into the execution of any note, mortgage or other instrument executed pursuant hereto, but shall continue to define the relationship of the parties hereto even after the execution of such instruments. The covenants contained in this Agreement are not in lieu of covenants contained in the instruments to be executed in connection herewith even though they may pertain to the same subject matters; rather, said covenants shall be cumulative of each other and shall be construed so as to not result in a conflict of terms, if possible, and only if a conflict cannot be so avoided will it then be considered that the express provisions of this Agreement shall be given controlling effect.

6.03 Assignability. The rights of Borrower hereunder shall not be assignable without the express prior written consent of Lender. Lender shall have the right to assign its rights hereunder and assign any and all notes executed in favor of Lender hereunder, as well as the right to assign undivided interests therein.

6.04 Non-Waiver. No delay on the part of Lender or its assigns in the exercise of any rights shall operate as a waiver, nor shall any single or partial exercise of any right preclude the other or additional exercise of any right. In the event of any default, Lender may enforce its security interests as to such collateral as it may elect. Its election to foreclose its lien on a particular collateral shall not be a waiver of its right to foreclose its lien in any other collateral. Only when all indebtedness owing Lender by Borrower has been fully paid will Lender ever be required to release any collateral.

6.05 Amendment. This Agreement shall not be amended except in writing signed by the parties.

6.06 Other Documents. In addition to the instruments specifically mentioned herein, Borrower shall execute and deliver such other and further documents deemed necessary by Lender to evidence and secure the indebtedness of Borrower to Lender contemplated herein, and to otherwise effect the transactions herein contemplated.

6.07 Expenses. Borrower agrees to pay all reasonable expenses and fees, including attorneys' fees, incurred by Lender in connection with the making of the loan referred to herein as well as all other reasonable expenses incurred by Lender in connection herewith.

6.08 Certificates. Prior to the first advance hereunder, Borrower shall furnish Lender certified copies of resolutions adopted by its Board of Directors authorizing or ratifying Borrower's entering into this Agreement and the transactions herein contemplated; and shall also furnish a certificate of good standing from the State Comptroller.

6.09 Binding. This Agreement shall be binding on the parties hereto, and their respective heirs, representatives, successors and assigns; and shall inure to the benefit of Borrower and of Lender and Lender's successors and assigns.

EXECUTED in multiple originals the date first set forth above.

THIS WRITTEN LOAN AGREEMENT AND THE PROMISSORY NOTES, SECURITY AGREEMENTS, GUARANTY AGREEMENTS AND OTHER LOAN DOCUMENTS EXECUTED BY THE PARTIES REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:                            LENDER:
MIDCOAST ENERGY RESOURCES, INC.      AMERICAN NATIONAL BANK


By:                                  By:
   Stevens G. Herbst                     Charles A. Brett
   Executive Vice President              Senior Lending Officer

GUARANTORS:


Stevens G. Herbst
                             SECURITY AGREEMENT


Date:    October 31, 1995

A.         PARTIES

      1. Debtor:    MIDCOAST ENERGY RESOURCES, INC.
                  Check one: [    ] individual  [     ] partnership
[ X  ] corporation  [    ] other

      2. Address: 1100 Louisiana, Suite 3030, Houston, Texas 77002
 Address shown is [    ] place of business  [  X ] chiefexecutive office
 (if more than one place of business)  [    ] residence

      3. Secured Party:   AMERICAN NATIONAL BANK
      4. Address: 100 American Bank Plaza, Corpus Christi, Texas 78475 (Information concerning this security interest may be obtained at the office of the Secured Party shown above).

B.         AGREEMENT

      Subject to the applicable terms of this Security Agreement, Debtor grants to Secured Party a security interest in the collateral to secure the payment of the obligations. A carbon, photographic, or other reproduction of this Security Agreement may be filed as a financing statement.

C.         OBLIGATIONS

      1.        The following are the obligations secured by this Agreement:

           a. All past, present, and future advances, of whatever, type, by Secured Party to Debtor, and extensions and renewals thereof.

           b. All existing and future liabilities of whatever type, of Debtor to Secured Party, and including (but not limited to) liability for overdrafts and as indorser and surety.

           c. All costs incurred by Secured Party to obtain, preserve, and enforce this security interest, collect the obligation, and maintain and preserve the collateral, including (but not limited to) taxes, assessments, insurance premiums, repairs, reasonable attorney's fees and legal expenses, feed, rent, storage costs, and expenses of sale.

           d. Interest on the above amounts, as agreed between Secured Party and Debtor, or if no such agreement, at the maximum rate permitted by law.

2. List notes included in the obligations as of the date of this Agreement (show date and amount):

   Revolving Credit Promissory Note of even date in the principal amount of $1,250,000.00.

D.COLLATERAL

1.The security interest is granted in the following collateral:

All present and future contracts and contract rights for the transportation of hydrocarbons related to and pertaining to those eight pipeline systems described on EXHIBIT "A" hereto attached, and all present and future contracts and contract rights for the purchase and/or sale of hydrocarbons in the Clemens Dome and Conway pipeline systems described on EXHIBIT "A", and all accounts receivables now or hereafter owing to Borrower arising out of or related to said contracts; and all proceeds of the foregoing.

E.AGREEMENTS OF DEBTOR

1.Debtor will: take adequate care of the collateral; insure the collateral for such hazards and in such amounts as Secured Party directs, policies to be satisfactory to Secured Party; pay all costs necessary to obtain, preserve, and enforce this security interest, collect the obligation, and preserve the collateral, including (but not limited to) taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses, feed, rent, storage costs, and expenses of sale; furnish Secured Party with any information on the collateral requested by Secured Party; allow Secured Party to inspect the collateral, and inspect and copy all records relating to the collateral and the obligation; sign any papers furnished by Secured Party which are necessary to obtain and maintain this security interest; assist Secured Party in complying with the Federal Assignment of Claims Act, where necessary to enable Secured Party to become an assignee under such Act; take necessary steps to preserve the liability of account debtors, obligors, and secondary parties whose obligations are part of the collateral; transfer possession of all instruments, documents, and chattel paper which are part of the collateral to Secured Party immediately, or as to those hereafter acquired, immediately following acquisition; perfect a security interest (using a method satisfactory to Secured Party) in goods covered by chattel paper which is part of the collateral; notify Secured Party of any change occurring in or to the collateral, or in any fact or circumstance warranted or represented by Debtor in this agreement or furnished to Secured Party, or if any event of default occurs.

2.Debtor will not (without Secured Party's consent): remove the collateral from the locations specified herein; allow the collateral to become an accession to other goods; sell, lease,otherwise transfer, manufacture, process, assemble, or furnish under contracts of service, the collateral, except goods identified herein as inventory; allow the collateral to be affixed to real estate, except goods identified herein as fixtures.

3.Debtor warrants: no financing statement has been filed with respect to the collateral, other than relating to this security interest; Debtor is absolute owner of the collateral, and it is not encumbered other than by this security interest (and the same will be true of collateral acquired hereafter when acquired); none of the collateral is affixed to real estate or an accession to other goods, nor will collateral acquired hereafter be affixed to real estate or an accession to other goods when acquired,unless Debtor has furnished Secured Party the consents or disclaimers necessary to make this security interest valid against persons holding interests in the real estate or other goods; all account debtors and obligors, whose obligations are part of the collateral, are to the extent permitted by law prevented from asserting against Secured Party any claims or defenses they have against sellers, or can be so prevented by Secured Party taking action provided by law for such purposes.

F.RIGHTS OF SECURED PARTY

Secured Party may, in its discretion, after default: terminate, on notice to Debtor, Debtor's authority to sell, lease, otherwise transfer, manufacture, process or assemble, or furnish under contracts of service, inventory collateral, or any other collateral as to which such permission has been given; require Debtor to give possession or control of the collateral to Secured Party; indorse as Debtor's agent any instruments or chattel paper in the collateral; notify account debtors and obligors on instruments to make payment direct to Secured Party; contact account debtors directly to verify information furnished by Debtor; take control of proceeds and use cash proceeds to reduce any part of the obligation; take any action Debtor is required to take or otherwise necessary to obtain, preserve, and enforce this security interest, and maintain and preserve the collateral, without notice to Debtor, and add costs of same to the obligation (but Secured Party is under no duty to take any such action); release collateral in its possession to Debtor, temporarily or otherwise; take control of funds generated by the collateral, such as dividends, interest, and proceeds or refunds from insurance, and use same to reduce any part of the obligation; vote any stock which is part of the collateral, and exercise all other rights which an owner of such stock may exercise; waive any of its rights hereunder without such waiver prohibiting the later exercise of the same or similar rights; revoke any permission or waiver previously granted to Debtor.

G.MISCELLANEOUS

The rights and privileges of Secured Party shall inure to its successors and assigns. All representations, warranties, and agreements of Debtor are joint and several if Debtor is more than one and shall bind Debtor's personal representatives, heirs, successors, and assigns. Definitions in the Uniform Commercial Code apply to words and phrases in this agreement; if Code definitions conflict, Article 9 definitions apply. Debtor waives presentment, demand, notice of dishonor, protest, and extension of time without notice as to any instruments and chattel paper in the collateral. Notice mailed to Debtor's address in Item A2, or to Debtor's most recent changed address on file with Secured Party, at least five
(5) days prior to the related action (or, if the Uniform Commercial Code specifies a longer period, such longer period prior to the related action), shall be deemed reasonable.

H.DEFAULT

1.Any of the following is an event of default: failure of Debtor to pay any note in the obligation in accordance with its terms, or any other liability in the obligation on demand, or to perform any act or duty required by this agreement; falsity of any warranty or representation in this agreement when made; substantial change in any fact warranted or represented in this agreement; involvement of Debtor in bankruptcy or insolvency proceedings, death, dissolution, or other termination of Debtor's existence; merger or consolidation of Debtor with another; substantial loss, theft, destruction, sale, reduction in value, encumbrance of, damage to, or change in the collateral; modification of any contract, the rights to which are part of the collateral; levy on, seizure, or attachment of the collateral; judgment against Debtor; filing any financing statement with regard to the collateral, other than relating to this security interest; Secured Party's belief that the prospect of payment of any part of the obligation, or the performance of any part of this agreement, is impaired.

2.When an event of default occurs, the entire obligation becomes immediately due and payable at Secured Party's option without notice to Debtor, and Secured Party may proceed to enforce payment of same and exercise any and all of the rights and remedies available to a secured party under the Uniform Commercial Code as well as all other rights and remedies. When Debtor is in default, Debtor, upon demand by Secured Party,shall assemble the collateral and make it available to Secured Party at a place reasonably convenient to both parties. Debtor is entitled to any surplus and shall be liable to Secured Party for any deficiency.

I.FIRST AND PRIOR LIEN

This security interest grants to Secured Party, a first and prior lien to secure the payment of the notes and obligations listed herein, and extensions and renewals thereof. If Secured Party disposes of the collateral following default, the proceeds of such disposition available to satisfy the indebtedness shall be applied first to the notes herein, and renewals and extension thereof, in the order of execution, and there after to all remaining indebtedness and obligations secured hereby, in the order in which such remaining indebtedness and obligations were executed or contracted. For the purpose of this paragraph, an extended or renewed note will be considered executed on the date of the original note.

                       NON-STANDARD FINANCING STATEMENT


1.DEBTOR'S NAME & ADDRESS:       2.SECURED PARTY'S NAME & ADDRESS:

Midcoast Energy Resources, Inc.   American National Bank
1100 Louisiana, Suite 3030        100 American Bank Plaza
Houston, Texas 77002              Corpus Christi, Texas 78475


3.         THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OR ITEMS
OF PROPERTY:

      All present and future contracts and contract rights for the transportation of hydrocarbons related to and pertaining to those eight pipeline systems described on EXHIBIT "A" hereto attached, and all present and future contracts and contract rights for the purchase and/or sale of hydrocarbons in the Clemens Dome and Conway pipeline systems described on EXHIBIT "A", and all accounts receivables now or hereafter owing to Borrower arising out of or related to said contracts; and all proceeds of the foregoing.


DEBTOR:

MIDCOAST ENERGY RESOURCES, INC.



By:
     Stevens G. Herbst
     Executive Vice President

            CONTINUING UNLIMITED GUARANTY AGREEMENT


1. The undersigned (hereinafter called "Guarantor") for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce AMERICAN NATIONAL BANK (hereinafter called "Lender"), with offices at Corpus Christi, Texas, at its option, at any time or from time to time, to loan monies or otherwise extend credit with or without security, to or for the account of MIDCOAST ENERGY RESOURCES, INC. (hereinafter called "Borrower"), and at the special insistence and request of Lender, Guarantor hereby unconditionally guarantees the prompt payment, at the said office of Lender in Nueces County, Texas, when due of the following (hereinafter called the "Indebtedness"):

All indebtedness, obligations and liabilities of any kind of the Borrower to the Lender (and also to others to the extent of participations granted them by the Lender), now outstanding or owing or which may hereafter be executed or incurred, directly between the Borrower and the Lender or acquired outright, as a participation, conditionally or as collateral security from another by the Lender, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Lender of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, and including, but not limited to, principal, interest, and costs of collection including attorneys' fees.

2. This guaranty is an absolute, completed and continuing one, and no notice of the Indebtedness or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to the Guarantor. Borrower and Lender may rearrange, extend and/or renew from time to time any or all of the Indebtedness without notice to the Guarantor and in such event Guarantor will remain fully bound hereunder on such Indebtedness regardless of the number of rearrangements, renewals and extensions. The Guarantor hereby expressly waives marshalling of assets and liabilities, sale in inverse order of alienation, presentment, demand, protest, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of protest and dishonor on any and all forms of such Indebtedness, and also notice of acceptance of this guaranty, acceptance on the part of Lender being conclusively presumed by its request for this guaranty and delivery of the same to it.

3. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this guaranty and/or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and to obtain a guaranty of the Indebtedness from any one or more other persons, corporations or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations or entities from their obligations under such guaranties. If at any time there be other debt of Borrower to Lender not guaranteed hereby, then Lender may apply all amounts realized by Lender from Borrower, from other guarantors or from collateral to such other debt. Provided, if a particular instrument (such as a guaranty or security agreement) expressly requires application of amounts received by Lender different than permitted under the preceding sentence, then such amounts shall be applied as provided in such instrument.

4. Guarantor waives any right to require Lender to (a) proceed against the Borrower or (b) proceed against or exhaust any security held to secure the Indebtedness, or (c) exercise any right of set-off against Borrower, or (d) pursue any other remedy in Lender's power whatsoever. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower or of any other guarantor of the Indebtedness, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Until all the Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower, and waives any benefit of and any right to participate in any security now or hereafter held by Lender.

5. In addition to the other obligations of Guarantor imposed by this Guaranty Agreement, Guarantor agrees to pay the costs of collection, including reasonable attorneys' fees, incurred by Lender in collection of the Indebtedness from Guarantor.

6. Guarantor hereby grants to the Lender a right of set-off (which right of set-off herein granted shall be in addition to and not in lieu of any other right of set-off Lender may have) against the balance of every deposit account (whether interest bearing or non-interest bearing and whether a demand deposit or time deposit), now or hereafter existing, of the Guarantor with the Lender and any other claim of the Guarantor against the Lender, now or hereafter existing. The grant of the above right of set-off shall not in anywise limit or be construed as limiting Lender to collect payment of any liability of Guarantor incurred hereby only by way of set-off, but it is expressly understood and provided that all such liability shall constitute the absolute and unconditional obligation of Guarantor. Guarantor hereby subordinates all indebtedness owing to the Guarantor from Borrower to all Indebtedness of Borrower to Lender, and shall not attempt to set off or reduce any obligations to Lender because of such indebtedness. The Guarantor further subordinates any lien or security interest that he may have on any collateral or security of the Borrower or any other party to the liens and security interests on said collateral and security in favor of the Lender. Upon an event of default on the Indebtedness and for so long as such default exists, Guarantor agrees not to accept any payment on the subordinated indebtedness nor realize upon any collateral therefor. If the Guarantor should receive any such payment, satisfaction or security for indebtedness of the Borrower to the Guarantor in violation of the terms hereof, the Guarantor agrees forthwith to deliver the same to the Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Indebtedness, and until so delivered, agree to hold the same in trust for the Lender.

7. The term of this Agreement shall be for five years from the date hereof and for so long thereafter as any of the Indebtedness existing at the end of said five years, together with interest and costs of collection thereafter accruing on and with respect to such Indebtedness existing at the end of said five years, remains outstanding and unpaid; and, it is agreed that such interest and costs of collection accruing after the end of said five years is also part of the Indebtedness guaranteed hereunder. It is further agreed that maturity of the Indebtedness, as such may be extended from time to time by agreement between Lender and Borrower as aforesaid, shall be the same with respect to Guarantor as with respect to Borrower.

8. Notwithstanding anything herein or in any notes, contracts, agreements or other instruments of Borrower to the contrary, Guarantor is not obligated to and shall never be required to pay interest on amounts owing by Borrower to Lender in excess of the maximum permissible to be paid by a guarantor of the Indebtedness under applicable law; and if payment by Guarantor of the Indebtedness of Borrower shall involve transcending the limit of validity prescribed by law for a guarantor, then, ipso facto, the obligation to be fulfilled shall be reduced as to Guarantor to the limit of such validity.

9. Guarantor warrants to Lender that Guarantor has independent means of obtaining financial and other information about Borrower, and agrees that Guarantor has not been induced to sign this guaranty by reason of information regarding Borrower furnished by Lender, and agrees that Lender shall not in the future be required to furnish Guarantor with any information regarding Borrower nor notify Guarantor of any adverse changes as to Borrower's financial condition or otherwise.

10. This Guaranty does not supersede, cancel, amend, discharge or limit any other guaranty or similar obligation of Guarantor in favor of Lender, but this Guaranty is in addition to and cumulative of any other such guaranty. Guarantor's liability hereunder shall be joint and several with the liability of Borrower and all endorsers and other sureties and guarantors whether or not the liability of other sureties and guarantors may be limited. This guaranty is and shall be in every particular available to the successors and assigns of Lender and is and shall always be fully binding upon the heirs, successors and legal representatives of Guarantor.

Dated the 31st day of October, 1995.

GUARANTOR:



Stevens G. Herbst, Individually

             CONTINUING UNLIMITED GUARANTY AGREEMENT

1. The undersigned (hereinafter called "Guarantor") for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce AMERICAN NATIONAL BANK (hereinafter called "Lender"), with offices at Corpus Christi, Texas, at its option, at any time or from time to time, to loan monies or otherwise extend credit with or without security, to or for the account of MIDCOAST ENERGY RESOURCES, INC. (hereinafter called "Borrower"), and at the special insistence and request of Lender, Guarantor hereby unconditionally guarantees the prompt payment, at the said office of Lender in Nueces County, Texas, when due of the following (hereinafter called the "Indebtedness"):

All indebtedness, obligations and liabilities of any kind of the Borrower to the Lender (and also to others to the extent of participations granted them by the Lender), now outstanding or owing or which may hereafter be executed or incurred, directly between the Borrower and the Lender or acquired outright, as a participation, conditionally or as collateral security from another by the Lender, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Lender of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, and including, but not limited to, principal, interest, and costs of collection including attorneys' fees.

2. This guaranty is an absolute, completed and continuing one, and no notice of the Indebtedness or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to the Guarantor. Borrower and Lender may rearrange, extend and/or renew from time to time any or all of the Indebtedness without notice to the Guarantor and in such event Guarantor will remain fully bound hereunder on such Indebtedness regardless of the number of rearrangements, renewals and extensions. The Guarantor hereby expressly waives marshalling of assets and liabilities, sale in inverse order of alienation, presentment, demand, protest, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of protest and dishonor on any and all forms of such Indebtedness, and also notice of acceptance of this guaranty, acceptance on the part of Lender being conclusively presumed by its request for this guaranty and delivery of the same to it.

3. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this guaranty and/or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and to obtain a guaranty of the Indebtedness from any one or more other persons, corporations or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations or entities from their obligations under such guaranties. If at any time there be other debt of Borrower to Lender not guaranteed hereby, then Lender may apply all amounts realized by Lender from Borrower, from other guarantors or from collateral to such other debt. Provided, if a particular instrument (such as a guaranty or security agreement) expressly requires application of amounts received by Lender different than permitted under the preceding sentence, then such amounts shall be applied as provided in such instrument.

4. Guarantor waives any right to require Lender to (a) proceed against the Borrower or (b) proceed against or exhaust any security held to secure the Indebtedness, or (c) exercise any right of set-off against Borrower, or (d) pursue any other remedy in Lender's power whatsoever. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower or of any other guarantor of the Indebtedness, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Until all the Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower, and waives any benefit of and any right to participate in any security now or hereafter held by Lender.

5. In addition to the other obligations of Guarantor imposed by this Guaranty Agreement, Guarantor agrees to pay the costs of collection, including reasonable attorneys' fees, incurred by Lender in collection of the Indebtedness from Guarantor.

6. Guarantor hereby grants to the Lender a right of set-off (which right of set-off herein granted shall be in addition to and not in lieu of any other right of set-off Lender may have) against the balance of every deposit account (whether interest bearing or non-interest bearing and whether a demand deposit or time deposit), now or hereafter existing, of the Guarantor with the Lender and any other claim of the Guarantor against the Lender, now or hereafter existing. The grant of the above right of set-off shall not in anywise limit or be construed as limiting Lender to collect payment of any liability of Guarantor incurred hereby only by way of set-off, but it is expressly understood and provided that all such liability shall constitute the absolute and unconditional obligation of Guarantor. Guarantor hereby subordinates all indebtedness owing to the Guarantor from Borrower to all Indebtedness of Borrower to Lender, and shall not attempt to set off or reduce any obligations to Lender because of such indebtedness. The Guarantor further subordinates any lien or security interest that he may have on any collateral or security of the Borrower or any other party to the liens and security interests on said collateral and security in favor of the Lender. Upon an event of default on the Indebtedness and for so long as such default exists, Guarantor agrees not to accept any payment on the subordinated indebtedness nor realize upon any collateral therefor. If the Guarantor should receive any such payment, satisfaction or security for indebtedness of the Borrower to the Guarantor in violation of the terms hereof, the Guarantor agrees forthwith to deliver the same to the Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Indebtedness, and until so delivered, agree to hold the same in trust for the Lender.

7. The term of this Agreement shall be for five years from the date hereof and for so long thereafter as any of the Indebtedness existing at the end of said five years, together with interest and costs of collection thereafter accruing on and with respect to such Indebtedness existing at the end of said five years, remains outstanding and unpaid; and, it is agreed that such interest and costs of collection accruing after the end of said five years is also part of the Indebtedness guaranteed hereunder. It is further agreed that maturity of the Indebtedness, as such may be extended from time to time by agreement between Lender and Borrower as aforesaid, shall be the same with respect to Guarantor as with respect to Borrower.

8. Notwithstanding anything herein or in any notes, contracts, agreements or other instruments of Borrower to the contrary, Guarantor is not obligated to and shall never be required to pay interest on amounts owing by Borrower to Lender in excess of the maximum permissible to be paid by a guarantor of the Indebtedness under applicable law; and if payment by Guarantor of the Indebtedness of Borrower shall involve transcending the limit of validity prescribed by law for a guarantor, then, ipso facto, the obligation to be fulfilled shall be reduced as to Guarantor to the limit of such validity.

9. Guarantor warrants to Lender that Guarantor has independent means of obtaining financial and other information about Borrower, and agrees that Guarantor has not been induced to sign this guaranty by reason of information regarding Borrower furnished by Lender, and agrees that Lender shall not in the future be required to furnish Guarantor with any information regarding Borrower nor notify Guarantor of any adverse changes as to Borrower's financial condition or otherwise.

10. This Guaranty does not supersede, cancel, amend, discharge or limit any other guaranty or similar obligation of Guarantor in favor of Lender, but this Guaranty is in addition to and cumulative of any other such guaranty. Guarantor's liability hereunder shall be joint and several with the liability of Borrower and all endorsers and other sureties and guarantors whether or not the liability of other sureties and guarantors may be limited. This guaranty is and shall be in every particular available to the successors and assigns of Lender and is and shall always be fully binding upon the heirs, successors and legal representatives of Guarantor.

Dated the 31st day of October, 1995.

GUARANTOR:


Kenneth B. Holmes, Jr., Individually

                  CONTINUING UNLIMITED GUARANTY AGREEMENT

1. The undersigned (hereinafter called "Guarantor") for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce AMERICAN NATIONAL BANK (hereinafter called "Lender"), with offices at Corpus Christi, Texas, at its option, at any time or from time to time, to loan monies or otherwise extend credit with or without security, to or for the account of MIDCOAST ENERGY RESOURCES, INC. (hereinafter called "Borrower"), and at the special insistence and request of Lender, Guarantor hereby unconditionally guarantees the prompt payment, at the said office of Lender in Nueces County, Texas, when due of the following (hereinafter called the "Indebtedness"):

           All indebtedness, obligations and liabilities of any kind of the Borrower to the Lender (and also to others to the extent of participations granted them by the Lender), now outstanding or owing or which may hereafter be executed or incurred, directly between the Borrower and the Lender or acquired outright, as a participation, conditionally or as collateral security from another by the Lender, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities to the Lender of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, and including, but not limited to, principal, interest, and costs of collection including attorneys' fees.

2. This guaranty is an absolute, completed and continuing one, and no notice of the Indebtedness or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to the Guarantor. Borrower and Lender may rearrange, extend and/or renew from time to time any or all of the Indebtedness without notice to the Guarantor and in such event Guarantor will remain fully bound hereunder on such Indebtedness regardless of the number of rearrangements, renewals and extensions. The Guarantor hereby expressly waives marshalling of assets and liabilities, sale in inverse order of alienation, presentment, demand, protest, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of protest and dishonor on any and all forms of such Indebtedness, and also notice of acceptance of this guaranty, acceptance on the part of Lender being conclusively presumed by its request for this guaranty and delivery of the same to it.

3. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, to take and hold security for the payment of this guaranty and/or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; and to obtain a guaranty of the Indebtedness from any one or more other persons, corporations or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons, corporations or entities from their obligations under such guaranties. If at any time there be other debt of Borrower to Lender not guaranteed hereby, then Lender may apply all amounts realized by Lender from Borrower, from other guarantors or from collateral to such other debt. Provided, if a particular instrument (such as a guaranty or security agreement) expressly requires application of amounts received by Lender different than permitted under the preceding sentence, then such amounts shall be applied as provided in such instrument.

4. Guarantor waives any right to require Lender to (a) proceed against the Borrower or (b) proceed against or exhaust any security held to secure the Indebtedness, or (c) exercise any right of set-off against Borrower, or (d) pursue any other remedy in Lender's power whatsoever. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Borrower or of any other guarantor of the Indebtedness, and shall remain liable hereon regardless of whether Borrower or any other guarantor be found not liable thereon for any reason. Until all the Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and waives any right to enforce any remedy which Lender now has or may hereafter have against the Borrower, and waives any benefit of and any right to participate in any security now or hereafter held by Lender.

5. In addition to the other obligations of Guarantor imposed by this Guaranty Agreement, Guarantor agrees to pay the costs of collection, including reasonable attorneys' fees, incurred by Lender in collection of the Indebtedness from Guarantor.

6. Guarantor hereby grants to the Lender a right of set-off (which right of set-off herein granted shall be in addition to and not in lieu of any other right of set-off Lender may have) against the balance of every deposit account (whether interest bearing or non-interest bearing and whether a demand deposit or time deposit), now or hereafter existing, of the Guarantor with the Lender and any other claim of the Guarantor against the Lender, now or hereafter existing. The grant of the above right of set-off shall not in anywise limit or be construed as limiting Lender to collect payment of any liability of Guarantor incurred hereby only by way of set-off, but it is expressly understood and provided that all such liability shall constitute the absolute and unconditional obligation of Guarantor. Guarantor hereby subordinates all indebtedness owing to the Guarantor from Borrower to all Indebtedness of Borrower to Lender, and shall not attempt to set off or reduce any obligations to Lender because of such indebtedness. The Guarantor further subordinates any lien or security interest that he may have on any collateral or security of the Borrower or any other party to the liens and security interests on said collateral and security in favor of the Lender. Upon an event of default on the Indebtedness and for so long as such default exists, Guarantor agrees not to accept any payment on the subordinated indebtedness nor realize upon any collateral therefor. If the Guarantor should receive any such payment, satisfaction or security for indebtedness of the Borrower to the Guarantor in violation of the terms hereof, the Guarantor agrees forthwith to deliver the same to the Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Indebtedness, and until so delivered, agree to hold the same in trust for the Lender.

7. The term of this Agreement shall be for five years from the date hereof and for so long thereafter as any of the Indebtedness existing at the end of said five years, together with interest and costs of collection thereafter accruing on and with respect to such Indebtedness existing at the end of said five years, remains outstanding and unpaid; and, it is agreed that such interest and costs of collection accruing after the end of said five years is also part of the Indebtedness guaranteed hereunder. It is further agreed that maturity of the Indebtedness, as such may be extended from time to time by agreement between Lender and Borrower as aforesaid, shall be the same with respect to Guarantor as with respect to Borrower.

8. Notwithstanding anything herein or in any notes, contracts, agreements or other instruments of Borrower to the contrary, Guarantor is not obligated to and shall never be required to pay interest on amounts owing by Borrower to Lender in excess of the maximum permissible to be paid by a guarantor of the Indebtedness under applicable law; and if payment by Guarantor of the Indebtedness of Borrower shall involve transcending the limit of validity prescribed by law for a guarantor, then, ipso facto, the obligation to be fulfilled shall be reduced as to Guarantor to the limit of such validity.

9. Guarantor warrants to Lender that Guarantor has independent means of obtaining financial and other information about Borrower, and agrees that Guarantor has not been induced to sign this guaranty by reason of information regarding Borrower furnished by Lender, and agrees that Lender shall not in the future be required to furnish Guarantor with any information regarding Borrower nor notify Guarantor of any adverse changes as to Borrower's financial condition or otherwise.

10. This Guaranty does not supersede, cancel, amend, discharge or limit any other guaranty or similar obligation of Guarantor in favor of Lender, but this Guaranty is in addition to and cumulative of any other such guaranty. Guarantor's liability hereunder shall be joint and several with the liability of Borrower and all endorsers and other sureties and guarantors whether or not the liability of other sureties and guarantors may be limited. This guaranty is and shall be in every particular available to the successors and assigns of Lender and is and shall always be fully binding upon the heirs, successors and legal representatives of Guarantor.

Dated the 31st day of October, 1995.
GUARANTOR:


Dan C. Tutcher, Individually